                                                               Exhibit 10.12(A)

                    FIRST AMENDMENT TO CREDIT AGREEMENT


     FIRST AMENDMENT TO CREDIT AGREEMENT dated as of April 10, 1997 (this "Amendment") to the Credit Agreement dated as of September 26, 1996 (the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), certain Lenders party thereto (collectively, the "Lenders"), Banque Paribas and The Chase Manhattan Bank (collectively, the "Managing Agents") and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                             R E C I T A L S

     A. The Borrower and the Lenders have agreed to amend the Credit Agreement for the purpose of reducing certain pricing terms under the facility, on the terms and conditions set forth herein.

     B. The undersigned are all of the parties to the aforesaid Credit Agreement. Unless otherwise expressly provided in this Amendment or unless the context otherwise requires, the terms defined in the Credit Agreement shall have their defined meanings when used in this Amendment.

                               AGREEMENT

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date first set forth above, the Credit Agreement is amended as follows:

          (a) The definition of "Applicable Margin" contained in Section 1.1 is amended in its entirety to read as follows:

          "APPLICABLE MARGIN": for each LIBOR Loan and for each Alternate Base Rate Loan as set forth below:

                                                                 Alternate
     Leverage Level                                LIBOR         Base Rate

     1(Greater than=5.00:1)                        +1.000%            0
     2(Less than 5.00:1-Greater than=4.50:1)       +0.875%            0
     3(Less than 4.50:1-Greater than=4.00:1)       +0.675%            0
     4(Less than 4.00:1-Greater than=3.50:1)       +0.600%            0
     5(Less than 3.50:1-Greater than=3.00:1)       +0.500%            0
     6(Less than 3.00:1)                           +0.350%            0    "

          (b) The following new definitions are added to Section 1.1, in appropriate alphabetical order:

          "APPLICABLE FEE RATE":  for Commitment Fees as set forth below:

               Leverage Level                                    Rate

               1(Greater than=5.00:1)                            0.2500%
               2(Less than 5.00:1-Greater than=4.50:1)           0.2500%
               3(Less than 4.50:1-Greater than=4.00:1)           0.2500%
               4(Less than 4.00:1-Greater than=3.50:1)           0.1875%
               5(Less than 3.50:1-Greater than=3.00:1)           0.1875%
               6(Less than 3.00:1)                               0.1875%

          "COMMITMENT FEE":  as defined in Section 2.17(i)."

          (c)  Section 2.9(e) is amended in its entirety to read as follows:

          "(e) For purposes of determining the Applicable Margin for all Loans, or the Applicable Fee Rate for all Commitment Fees, interest rates on the Loans, or the rate applicable to Commitment Fees, shall be calculated on the basis of the Total Debt Ratio set forth in the most recent certificate of a Responsible Officer of the Borrower delivered pursuant to Section 5.2(a)(i) (a "LEVERAGE LEVEL CERTIFICATE"). For accrued and unpaid interest or Commitment Fees only (no changes being made for interest payments or payments of Commitment Fees previously made), changes in interest rates on the Loans or changes in the rate applicable to Commitment Fees attributable to changes in the Applicable Margin or the Applicable Fee Rate (as applicable) caused by changes in the applicable Leverage Level shall be calculated upon the delivery of a Leverage Level Certificate and such change shall be effective (x) in the case of an Alternate Base Rate Loan, from the first day subsequent to the last day covered by the Leverage Level Certificate, (y) in the case of a LIBOR Loan, from the first day of the Interest Period applicable to such LIBOR Loans subsequent to the last day covered by the Leverage Level Certificate and (z) in the case of Commitment Fees, from the first day subsequent to the last day covered by the Leverage Level Certificate. If, for any reason, the Borrower shall fail to deliver a Leverage Level Certificate when due in accordance with
     Section 5.2(a)(i), and such failure shall continue for a period of twenty days, the Leverage Level shall be deemed to be Level 1, retroactive to the date on which the Borrower should have delivered such Leverage Level Certificate and shall continue until a Leverage Level Certificate indicating a different Leverage Level is delivered to the Administrative Agent."

          (d)  Section 2.17(i) is amended in its entirety to read as follows:

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          "(i)  to the Revolving Loan Lenders an unused commitment fee (the
     "COMMITMENT FEE") to be shared pro rata among the Revolving Loan Lenders with respect to the Revolving Loan Commitments for the period from and including the Initial Closing Date to but excluding the Revolving Loan Commitment Expiration Date, computed at the Applicable Fee Rate and based on the average daily aggregate amount of the unused Aggregate Revolving Loan Commitment from time to time in effect, to be payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Loan Commitment Expiration Date, commencing on the first such date to occur after the Initial Closing Date."

          (e)  Section 5.17 is amended in its entirety to read as follows:

          "5.17 ACCOUNTS. The Borrower shall maintain, and shall cause its Subsidiaries to maintain, a cash management system reasonably satisfactory to the Managing Agents and, as of the Initial Closing Date, all accounts of the Borrower and each Subsidiary shall be pledged in favor of the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Agreement or a Guarantor Security Agreement, as applicable."

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective, as of the date first above written, upon satisfaction of the follows:

          (a) this Amendment shall have been executed by each of the Borrower and the Lenders and counterparts of this document so executed shall have been delivered to the Administrative Agent;

          (b) the Administrative Agent shall have received evidence of the Guarantors' consent to the Amendment;

          (c) the representations and warranties contained in the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders prior to or on the effective date hereof are correct on and as of such date except to the extent that such representations and warranties expressly relate to an earlier date and no Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying these statements; and

          (d) the Managing Agents and the Administrative Agent shall have received payment of all fees, costs, expenses and

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taxes accrued and unpaid and otherwise due and payable on or before the effective date hereof by the Borrower in connection with this Amendment.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. (a) The Borrower represents and warrants that it has duly authorized and approved the execution and delivery of, and the performance by the Borrower of the obligations on its part contained in, the Credit Agreement as amended by this Amendment, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with the terms thereof.

          (b) The Borrower represents and warrants that to the best of the Borrower's knowledge, all approvals, consents and orders of, or filings with, any governmental authority, legislative body, board, agency or commission having jurisdiction which would constitute a condition precedent to the due performance by the Borrower of its Obligations, or the absence of which would cause a Material Adverse Effect, have been duly obtained.

     SECTION 4. MISCELLANEOUS. (a) This Amendment shall be binding upon the successors and assigns of the Borrower and the Lenders and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their successors and assigns.

          (b) Except as expressly set forth herein, all provisions of the Credit Agreement and all other Loan Documents shall continue in full force and effect.

          (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules).

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     IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first above written.


                              UNIVISION COMMUNICATIONS INC.


                           By /s/ Andrew W. Hobson
                              -------------------------
                              Name: Andrew W. Hobson
                              Title: Asst. Secretary



                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent, as
                              a Managing Agent and as a Lender


                           By /s/ Mary E. Bacon
                              -------------------------
                              Name: Mary E. Bacon
                              Title: Vice President



                              BANQUE PARIBAS,
                              as a Managing Agent
                              and as a Lender


                           By /s/ Linda L. Aleshire
                              -------------------------
                              Name: Linda L. Aleshire
                              Title: Vice President


                           By /s/ Stanley P. Berkman
                              -------------------------
                              Name: Stanley P. Berkman
                              Title: General Manager
                                     Western Region


                              THE BANK OF NEW YORK, as a
                              Co-Agent and as a Lender


                           By /s/ Brendan T. Nedzi
                              -------------------------
                              Name: Brendan T. Nedzi
                              Title: Senior Vice President

                              NATIONSBANK OF TEXAS, N.A.,
                              as a Co-Agent and as a Lender


                           By /s/ Keith Wilson
                              -------------------------
                              Name: Keith Wilson
                              Title: Vice President


                              ABN AMRO BANK N.V.,


                           By /s/ Andres von Dincklage
                              -------------------------
                              Name: Andres von Dincklage
                              Title: Group Vice President


                           By /s/ Thomas Fuller
                              -------------------------
                              Name: Thomas Fuller
                              Title: Vice President



                              BANK OF AMERICA ILLINOIS,
                              as a Lender


                           By /s/ Carl F. Salas
                              -------------------------
                              Name: Carl F. Salas
                              Title: Vice President



                              THE FIRST NATIONAL BANK OF BOSTON,
                              as a Lender


                           By /s/ Robert F. Milordi
                              -------------------------
                              Name: Robert F. Milordi
                              Title: Managing Director



                              BANK OF HAWAII,
                              as a Lender


                           By /s/ J. Bryan Scearce
                              -------------------------
                              Name: J. Bryan Scearce
                              Title: Vice President

                              BANK OF IRELAND,
                              as a Lender

                           By /s/ John G. Cusack
                              ---------------------------
                              Name: John G. Cusack
                              Title: A.V.P.



                              BANK OF MONTREAL,
                              as a Lender


                           By /s/ Karen S. Klapper
                              -------------------------
                              Name: Karen S. Klapper
                              Title: Director



                              BANK OF NOVA SCOTIA,
                              as a Lender


                           By /s/ Margot C. Bright
                              -------------------------
                              Name: Margot C. Bright
                              Title: Authorized Signatory



                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                              as a Lender


                           By /s/ Peter Karl Harris
                              -------------------------
                              Name: Peter Karl Harris
                              Title: Vice President


                           By /s/ William C. Maier
                              -------------------------
                              Name: William C. Maier
                              Title: VP - Group Manager

                              BANQUE NATIONALE DE PARIS,
                              as a Lender

                           By /s/ Judith A. Dowling
                              ---------------------------
                              Name: Judith A. Dowling
                              Title: Vice President

                           By /s/ Katherine Wolfe
                              ---------------------------
                              Name: Katherine Wolfe
                              Title: Vice President



                              CIBC, INC.,
                              as a Lender


                           By /s/ Lorain Granberg
                              -------------------------
                              Name: Lorain Granberg
                              Title: Director, CIBC Wood Gundy
                                     Securities Corp., As Agent


                              CORESTATES BANK, N.A.,
                              as a Lender


                           By /s/ Edward T. Kittrell
                              -------------------------
                              Name: Edward T. Kittrell
                              Title: Vice President



                              CAISSE NATIONALE DE CREDIT AGRICOLE,
                              as a Lender


                           By /s/ John McClosky
                              -------------------------
                              Name: John McClosky
                              Title: Vice President



                              CREDIT LYONNAIS,
                              as a Lender


                           By /s/ Mark D. Thorsheim
                              -------------------------
                              Name: Mark D. Thorsheim
                              Title: Vice President

                              THE DAI-ICHI KANGYO BANK, LTD.,
                              as a Lender

                           By /s/ D. Murdock
                              ---------------------------
                              Name: D. Murdock
                              Title: Vice President



                              FIRST HAWAIIAN BANK,
                              as a Lender


                           By /s/ Bruce E. Helberg
                              -------------------------
                              Name: Bruce E. Helberg
                              Title: Assistant Vice President



                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA,
                              as a Lender


                           By /s/ Jim F. Redman
                              -------------------------
                              Name: Jim F. Redman
                              Title: Senior Vice President



                              FLEET BANK, N.A.
                              as a Lender


                           By /s/ Garret Komjathy
                              -------------------------
                              Name: Garret Komjathy
                              Title: Vice President



                              THE FUJI BANK, LIMITED,
                              as a Lender


                           By /s/ Teiji Teramoto
                              -------------------------
                              Name: Teiji Teramoto
                              Title: Vice President & Manager

                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, LOS ANGELES AGENCY,
                              as a Lender

                           By /s/ VINCENT L. TIMIRAOS
                              ---------------------------
                              Name: VINCENT L. TIMIRAOS
                              Title: Senior Vice President
                                         & Manager


                              LTCB TRUST COMPANY, as a Lender


                           By /s/ John J. Sullivan
                              -------------------------
                              Name: John J. Sullivan
                              Title: Executive Vice President



                              MELLON BANK, N.A.,
                              as a Lender


                           By /s/ John T. Kranefuss
                              -------------------------
                              Name: John T. Kranefuss
                              Title: A.V.P.



                              THE NIPPON CREDIT BANK, LTD.,
                              as a Lender


                           By
                              -------------------------
                              Name:
                              Title:



                              PNC BANK, NATIONAL ASSOCIATION, as a Lender


                           By
                              -------------------------
                              Name:
                              Title:

                              ROYAL BANK OF CANADA,
                              as a Lender


                           By /s/ Barbara Meijer
                              ---------------------------
                              Name: Barbara Meijer
                              Title: Senior Manager


                              THE SANWA BANK, LIMITED,
                              as a Lender


                           By /s/ Paul Judicke
                              -------------------------
                              Name: Paul Judicke
                              Title: Vice President



                              SOCIETE GENERALE,
                              as a Lender


                           By /s/ Mark Vigil
                              -------------------------
                              Name: Mark Vigil
                              Title: Vice President



                              THE SUMITOMO BANK, LTD.,
                              as a Lender


                           By /s/ Tatsuo Ueda
                              -------------------------
                              Name: Tatsuo Ueda
                              Title: General Manager



                              TRUST COMPANY BANK,
                              as a Lender


                           By
                              -------------------------
                              Name:
                              Title:

                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Lender


                           By /s/ William D. Gooch
                              ---------------------------
                              Name: William D. Gooch
                              Title: Vice President